UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

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TECHNOLOGY SOLUTIONS COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Technology Solutions Company
Notice of Annual Meeting
and
Proxy Statement
2006 Annual Meeting of Stockholders

ELECTION OF DIRECTORS
NOMINEES FOR DIRECTOR
BOARD OF DIRECTORS
INDEPENDENT AUDITORS
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
REPORT OF THE AUDIT COMMITTEE
Executive Officer Compensation
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
ADDITIONAL INFORMATION RELATING TO VOTING SECURITIES
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
PERFORMANCE GRAPH
STOCKHOLDER PROPOSALS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORT TO STOCKHOLDERS
OTHER BUSINESS
OTHER INFORMATION

Dear Stockholder:
You are cordially invited to the 2006 Annual Meeting of Stockholders of Technology Solutions Company. The meeting will be held at the Company’s offices located at 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601 on May 11, 2006, starting at 8:15 a.m., CDT.
The matters to be considered at the meeting are described in the accompanying Proxy Statement. Regardless of your plans for attending in person, it is important that your shares be represented at the meeting. Therefore, please complete, sign, date and return your proxy card in the enclosed, post-paid envelope. This will enable you to vote on the business to be transacted, whether or not you attend the meeting.
We hope that you can attend the 2006 Annual Meeting, but in any event, please vote your shares by signing and returning your proxy card.
Sincerely,
/s/ Carl F. Dill, Jr.

Acting Chief Executive Officer and
Chairman of the Board
April 13, 2006

TECHNOLOGY SOLUTIONS COMPANY
NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 11, 2006
To Our Stockholders
The 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of Technology Solutions Company (the “Company”) will be held at the Company’s offices at 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601 on May 11, 2006 at 8:15 a.m., CDT, for the following purposes:
1.	To elect five directors, each to serve for a one-year term;

2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2006; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
Only stockholders of record at the close of business on March 16, 2006 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. A list of those stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting, during normal business hours, at the principal executive offices of the Company, 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601, for a period of ten days prior to the Annual Meeting.
Your attention is directed to the accompanying Proxy Statement. Whether or not you plan to attend the Annual Meeting in person, you are urged to complete, sign, date and return the enclosed proxy card in the enclosed, post-paid envelope. If you attend the Annual Meeting and wish to vote in person, you may withdraw your proxy and vote your shares personally.
By order of the Board of Directors,
/s/ Philip J. Downey
Corporate Secretary
April 13, 2006

TECHNOLOGY SOLUTIONS COMPANY
205 North Michigan Avenue, Suite 1500
Chicago, Illinois 60601
PROXY STATEMENT
Annual Meeting of Stockholders
May 11, 2006
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Technology Solutions Company (the “Company”) for use at the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Company’s principal executive offices located at 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601, on May 11, 2006, at 8:15 a.m., CDT. Each holder of record of shares of Common Stock, $0.01 par value, of the Company (the “Common Stock”) at the close of business on March 16, 2006 (the “Record Date”), is entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof and will have one vote on each matter considered for each share held on the Record Date. A majority of the shares entitled to vote will constitute a quorum. On the Record Date there were 2,507,375 shares of Common Stock outstanding.
If you are unable to attend the Annual Meeting, you may vote by proxy. The proxy holders will vote your shares according to your instructions. If you return a properly signed and dated proxy card but do not mark a choice on one or more items, your shares will be voted in accordance with the recommendations of the Board of Directors for those items as set forth in this Proxy Statement. The proxy card gives authority to the proxy holders to vote your shares in their discretion on any other matter presented at the Annual Meeting or any adjournment thereof. A proxy may indicate that all or a portion of the shares represented by that proxy are not being voted by a stockholder with respect to a particular matter. Any such non-voted shares will be considered present for the purpose of determining the presence of a quorum.
You may revoke your proxy at any time prior to voting at the Annual Meeting by delivering written notice to the Secretary of the Company, by submitting a subsequently dated proxy or by attending the Annual Meeting and voting in person.
The Company will bear the cost of preparing, handling, printing and mailing this Proxy Statement, the related proxy card and any additional materials which may be furnished to stockholders, as well as the actual expense incurred by brokerage houses, fiduciaries and custodians in forwarding those materials to beneficial owners of Common Stock held in their names. The solicitation of proxies will be made by the use of the mail and through direct communication with certain stockholders or their representatives by certain officers, directors or employees of the Company who will receive no additional compensation therefor. This Proxy Statement and the related proxy card are first being sent or given to stockholders on or about April 13, 2006.

ELECTION OF DIRECTORS
Michael R. Gorsage resigned from the Company’s Board of Directors on December 5, 2005. Accordingly, the Board of Directors currently consists of six persons, each with a term of office ending at the 2006 Annual Meeting. One of these directors, Stephen B. Oresman has declined to stand for re-election to the Board. The Board of Directors has amended the Company’s by-laws to allow the Company to operate with a minimum of four Directors and has nominated the five remaining directors, Ms. Kruger and Messrs. Caldiero, Dill, Luterman and Purcell to stand for re-election as Directors to serve until the Annual Meeting of Stockholders held in 2007 and until his or her successor has been elected and qualified. If each of these directors is elected, the Board of Directors will consist of five persons subsequent to the 2006 Annual Meeting.
Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees recommended by the Board of Directors. Directors are elected by a plurality of the votes cast. Stockholders may not cumulate their votes. A vote withheld will not count as a vote either for or against the nominee. The nominees receiving the highest number of votes cast will be elected. If any of the nominees are unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for another nominee who will be designated by the Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unable or will decline to serve as a Director. If additional persons are nominated for election as Directors, the proxy holders intend to vote all proxies received by them for the nominees recommended by the Board of Directors.
NOMINEES FOR DIRECTOR
Nominees to Serve Until the 2007 Annual Meeting:
Raymond P. Caldiero, age 66, has been a Director of the Company since January 1998. He has served as Chairman of The Sequoia Group, Inc., a business consulting firm, since December 2002, and Chairman of Aerospace Technologies Group, Inc., an aviation industry company, since November 2003. From 1990 until 2002, he served as Chairman, President and Chief Executive Officer of CII Inc., a business consulting firm. Mr. Caldiero was employed with Marriott Corporation for over 18 years with his final position being Senior Vice President and Assistant to the Chairman in December 1989. He is currently a member of the Board of Trustees of the Autry Museum in Los Angeles, California and a Trustee of the Princess Grace Foundation — U.S.A. Mr. Caldiero was recently appointed by President George W. Bush to the Board of Governors of the U.S.O.
Carl F. Dill, Jr., age 60, has been Acting CEO and Chairman of the Board of the Company since December 2005. He served as Lead Director of the Company from May 2005 until December 2005. He has been a Director of the Company since July 2001. Since June 2001, he has served as a strategic advisor to a number of high-tech and consulting businesses. From 1998 until 2001, he served as Vice President and Chief Information Officer of Time Warner, Inc. Mr. Dill served from 1982 until 1998 as Senior Vice President and Chief Information Officer for McDonald’s Corporation. He is also a Director of ThoughtWorks, Inc. and an advisory board member for Arxan Technologies, Inc.

Paula Kruger, age 55, has been a Director of the Company since January 2005. Since September 2003, she has served as Executive Vice President for consumer markets at Qwest Communications International Inc. From December 2001 until September 2003, Ms. Kruger was President of Customer Relationship Management at Electronic Data Systems Corp. (EDS). Ms. Kruger served from September 2000 until May 2001 as a Principal in the technology practice of Heidrick & Struggles. From December 1999 to September 2000, Ms. Kruger served as a Principal at Taylor Winfield in Dallas, Texas. Prior to this time, Ms. Kruger amassed more than 20 years of operating experience in large and medium-sized businesses, including Cablevision, Excel Communications, American Express and Citibank.
Gerald Luterman, age 62, has been a Director of the Company since April 2003. He has served as Executive Vice President and Chief Financial Officer of KeySpan Corporation since August 1999. From February 1999 to August 1999 he served as Chief Financial Officer of barnesandnoble.com. From April 1996 to February 1999 he served as Senior Vice President and Chief Financial Officer of Arrow Electronics, Inc. He is also a Director of Ikon Office Solutions and Lutheran Medical Center Hospital. Mr. Luterman has qualified as a Canadian Chartered Accountant.
John R. Purcell, age 74, has been a Director of the Company since October 2001 and served as the Chairman of the Board of Directors of the Company from June 2003 until May 2005. Since 1989, he has served as Chairman and Chief Executive Officer of Grenadier Associates Ltd., a venture banking firm. From 1991 until 1997, he served as Chairman of Donnelly Marketing, Inc., a data-based direct marketing company. From 1987 until 1990, he served as Chairman of Mindscape, Inc., an educational and entertainment computer software company. Mr. Purcell served from 1982 until 1986 as Chairman and President of SFN Companies, Inc., a communications company. Prior to that, he served as Executive Vice President of CBS, Inc. and as Senior Vice President of Gannett Co., Inc. He is a Director of Omnicom Group, Inc. He previously served as a Director of the Company from July 1988 until February 2000, when he left to become a Director of eLoyalty Corporation after it was spun off from the Company.
The Board of Directors unanimously recommends that the Company’s stockholders vote FOR election of the nominees listed above.
BOARD OF DIRECTORS
Independence
Under Nasdaq rules, an “independent director” of a company means a person (other than an officer or employee of the company or its subsidiaries) who, in the opinion of the company’s board of directors, does not have a relationship with the company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
The Board has determined that, with the exception of the Company’s Chairman and Acting Chief Executive Officer, Mr. Dill, each of its directors is an independent director under the Nasdaq rules. Independent directors, therefore, represent a majority of the Board.

The Company’s independent directors meet in executive session at least twice a year and may meet more frequently as they determine is necessary. Mr. Purcell serves as chairman of each meeting of independent directors.
Communication with the Board
Stockholders who wish to communicate with the Board should address their communications to the Company’s Corporate Secretary, Philip J. Downey, at Technology Solutions Company, 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601. He will review each such communication and forward it to the appropriate Board member or members as he deems appropriate.
The Company encourages, but does not require, its directors to attend the annual meeting of stockholders. Last year all of the Company’s directors attended the annual meeting of stockholders.
Board Nomination Policy
The Board does not have a separate nominating committee; the Governance Committee of the Board, comprised of all of the Independent Directors, serves this function. The Board has adopted a formal written policy regarding the nomination process and such related matters as may be required under the federal securities laws. Under the nominating policy, the Governance Committee, meeting in executive session, is responsible for identifying, evaluating, and recommending individuals qualified to be appointed to the Board or to stand for election to the Board at a meeting of the stockholders.
In evaluating candidates for nomination to the Board, the Governance Committee is to take into account the applicable requirements for directors under the Nasdaq rules as well as the standards for serving on the Board’s Audit Committee under the Securities Exchange Act of 1934 (the “Exchange Act”). The Governance Committee may take into consideration such other factors and criteria as they deem appropriate in evaluating a candidate, including his or her judgment, skill, integrity, diversity and business or other experience. The Governance Committee may (but is not required to) consider candidates suggested by management or other members of the Board.
Generally, the Governance Committee will consider candidates who have experience as a board member or senior officer of a company or who are generally recognized in a relevant field as a well-regarded practitioner, faculty member or senior government officer. The Governance Committee will also evaluate whether a candidate’s skills and experience are complementary to the existing Board members’ skills and experience as well as the Board’s need for operational, management, financial, international, technological or other expertise. The Governance Committee will interview candidates who meet the criteria and make their recommendation to the Board of Directors. The Board of Directors will then select nominees that they believe best suit the Board’s needs.
The Governance Committee will consider qualified candidates for director nominees suggested by stockholders. Stockholders can suggest qualified candidates for director nominees by writing to the Company’s Corporate Secretary, Philip J. Downey, at 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601. Submissions that are received that meet the criteria described above will be forwarded to the Governance Committee for further review and consideration. The Governance Committee does not intend to evaluate candidates proposed by stockholders any differently than other candidates.
Directors’ Meetings and Committees
The Board of Directors held eleven meetings during 2005.
The Board of Directors has an Audit Committee, presently composed of Messrs. Luterman and Caldiero and Ms. Kruger, which monitors the Company’s financial reporting process and internal control systems. Each member of the Audit Committee is financially literate and an “independent director” under the Nasdaq rules and meets the other independence requirements of Rule 10A-3 under the Exchange Act. The Audit Committee’s responsibilities are included in its written charter attached as Exhibit A to this proxy statement. The Audit Committee met five times during 2005. The Company has at least one audit committee financial expert, as that term is used in Item 401(h) of Regulation S-K under the Exchange Act. Mr. Luterman has been identified as the audit committee financial expert.
The Board of Directors has a Compensation Committee presently composed of Messrs. Caldiero, Purcell and Ms. Kruger. The Compensation Committee’s responsibilities include the evaluation and approval of stock option grants and executive compensation. Each member of the Compensation Committee is an “independent director” under the Nasdaq rules. The Compensation Committee met seven times during 2005.
Compensation of Outside Directors
Annual compensation for those directors who are not employees of the Company (“Outside Directors”) is $25,000, plus reimbursement of expenses incurred in attending meetings. Board Committee Chairmen receive an additional annual payment of $3,000. Each Outside Director receives a per-meeting fee of $1,500 for a Board Meeting and $1,000 for a Committee Meeting.
In addition, each Outside Director presently holds stock options issued under the Technology Solutions Company 1993 Outside Directors Plan, as amended (the “1993 Plan”), and/or the Technology Solutions Company 1996 Stock Incentive Plan, as amended (the “1996 Plan”). Any new Outside Director will receive under the 1996 Plan an option to purchase 2,025 shares of Common Stock with a per share exercise price equal to the closing price of a share of Common Stock as reported on The Nasdaq Stock Market® on the day the stock option is granted. Each stock option granted to an Outside Director under the 1996 Plan becomes exercisable, depending on the time at which it was originally granted, either (i) in thirty-six monthly installments of 56.25 shares each, commencing on the last day of the calendar month immediately following the month the option is granted or (ii) in one installment of 675 shares on the one-year anniversary of the option grant date followed by twenty-four monthly installments of 56.25 shares each, commencing on the last day of the calendar month immediately following the one-year anniversary of the option grant date.
Additionally, Outside Directors are eligible for supplemental option grants. In 2005, no such grants were made.

Other Information
Mr. Luterman, a member of the Company’s Board, has served as the Chief Financial Officer of KeySpan Corporation since August 1999. Mr. Luterman, along with other officers of KeySpan, has been named in a formal investigation by the SEC and the U.S. Attorney’s Office, Southern District of New York, relating to his trading activities with respect to KeySpan common stock during the period following the acquisition in February 2002 by KeySpan of the Roy Kay companies through the July 17, 2002 announcement of a special accounting charge. As of the date of this Proxy Statement, this investigation has not been closed.
INDEPENDENT AUDITORS
Grant Thornton served as the Company’s independent auditors for 2005. Representatives of Grant Thornton are expected to be present at the Annual Meeting and will be available to respond to appropriate questions. Grant Thornton’s representatives will also be given the opportunity to make a statement, if they desire to do so.
RATIFICATION OF APPOINTMENT
OF INDEPENDENT AUDITORS
The Audit Committee has appointed Grant Thornton as the Company’s independent auditors for the fiscal year ending December 31, 2006. Approval of the proposal to ratify the appointment of Grant Thornton requires the affirmative vote of a majority of the stockholders present, in person or by proxy, at the Annual Meeting and entitled to vote thereon. If the appointment is not ratified, the appointment of other independent auditors will be considered by the Audit Committee. Abstentions will have the same effect as votes against the proposal. Shares not voted by a broker acting as nominee because the broker lacks discretionary authority to vote will be considered as not being in attendance for the vote on the proposal.
The Board of Directors and the Audit Committee unanimously recommend that the Company’s stockholders vote FOR approval of the proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2006.
REPORT OF THE AUDIT COMMITTEE
The Audit Committee of Technology Solutions Company’s Board of Directors is composed of three independent directors and operates under a written charter duly adopted by the Board of Directors (attached hereto as Exhibit A). For 2005, the members of the Audit Committee met the independence and experience requirements of the Nasdaq. The members of the Audit Committee are Gerald Luterman, Raymond P. Caldiero and Paula Kruger. Among other things, the Audit Committee is responsible for the appointment, compensation and oversight of the Company’s independent auditors.
Management is responsible for the Company’s financial statements, systems of internal control and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
In this context, the Audit Committee has met and held discussions with management and the independent auditors with respect to the Company’s audited financial statements. Management represented to the Audit Committee that the Company’s consolidated financial statements as of and for the year ended December 31, 2005 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. Specifically, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, current developments for audit committees in 2005 and any other matters required to be discussed under generally accepted auditing standards. In addition, prior to the filing of the Company’s Form 10-K for the year ended December 31, 2005, the Audit Committee followed the guidance in SEC Financial Release No. 60, Cautionary Advice Regarding Disclosure About Critical Accounting Policies and, accordingly, reviewed the selection, application and disclosure of the critical accounting policies of the Company.
During 2005 and 2004, the Company retained its principal auditors, Grant Thornton, in several capacities:

	2005	2004
Audit Fees	$139,400	$135,350
Audit Related Fees	10,000	10,222
Tax Fees	0	0
All Other Fees	20,101	31,847

Total	$169,501	$177,419

Audit Fees
Audit Fees represent amounts incurred in connection with the audit of the Company’s annual financial statements included in the Company’s Form 10-K and review of financial statements included in the Company’s Forms 10-Q.
Audit Related Fees
Audit Related Fees represent amounts billed for the audit of the Company’s 401(K) plan and other similar audit related services.
Tax Fees
Tax Fees represent amounts billed for tax services. No tax fees were billed in 2005 or 2004.
All Other Fees
Amounts shown as all Other Fees for 2005 represent amounts billed in connection with the audit of the 2004 closing balance sheet prepared in connection with the Company’s acquisition of Zamba Corporation; the Post-Effective Amendment No. 1 to the Form S-8 Registration Statement filed by the Company with the Securities and Exchange Commission in connection with Zamba Corporation’s Stock Option and Equity Incentive Plans; the Prospectus on Form 424B3 filed by the Company with the Securities and Exchange Commission; and Form 14D Definitive Proxy Statement filed by the Company with the Securities and Exchange Commission in connection with the Company’s reverse stock split. Amounts shown as All Other Fees for 2004 represent amounts billed in connection with the Form S-4 Registration Statement filed by the Company with the Securities and Exchange Commission in connection with the Company’s acquisition of Zamba Corporation.
All fees paid by the Company to the Company’s independent auditors were approved by the Audit Committee in advance of the services being performed by such auditors.
The Audit Committee has received and reviewed these figures as well as the written disclosures and the letter from the independent public auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent auditors their independence, including consideration of the compatibility of non-audit services with that firm’s independence. Based upon these reviews and discussions, the Audit Committee has affirmed the independence of the Company’s principal auditors for 2005.
Based on the reviews and discussions referred to above, and relying thereon, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 filed with the Securities and Exchange Commission.
The foregoing report has been furnished by the members of the Audit Committee as set forth below:

Gerald Luterman — Chairman
Raymond P. Caldiero
Paula Kruger

Executive Officer Compensation
The following table sets forth summary information concerning the compensation during the periods indicated of those executive officers of the Company for which such disclosure is required (collectively, the “Named Executive Officers”).
Summary Compensation Table

		Annual				Long-Term
		Compensation				Compensation
						Securities
						Underlying
						Options
Name and Principal Position	Fiscal					Granted		All Other
as of December 31, 2005	Year	Salary ($)		Bonus ($)		(#)(1)		Compensation ($)
Carl F. Dill, Jr.	2005	88,596	(3)	0		0		0
Acting Chief Executive	2004	44,500	(4)	0		0		0
Officer(2)	2003	34,917	(4)	0		0		0

Sandor Grosz(5)	2005	210,000		0		2,500		0
Vice President and Chief	2004	172,550		16,000		0		0
Financial Officer	2003	170,000		0		2,125		0

Philip J. Downey(6)	2005	210,000		0		2,500		0
Vice President — General Counsel and	2004	172,550		16,000		0		0
Corporate Secretary	2003	170,000		0		2,125		0

Michael R. Gorsage(7)	2005	336,099		0		8,125	(8)	$45,077	(9)
	2004	228,173		150,000	(10)	16,875	(8)	0

Stephen B. Oresman(11)	2005	43,590		0		8,750	(12)	$81,410	(13)
	2004	168,109		0		16,875	(14)	0
	2003	130,769		0		16,875	(14)	0

(1)	Securities Underlying Options Granted have been adjusted to reflect the one-for-twenty reverse stock split which became effective October 25, 2005.

(2)	Mr. Dill became Chairman of the Board and Acting Chief Executive Officer on December 5, 2005. He has been a director of the Company since July 2001.

(3)	Includes $19,681 in salary as Chairman of the Board and Acting Chief Executive Officer since December 5, 2005 and $68,915 in director and meeting fees.

(4)	Represents director and meeting fees

(5)	Mr. Grosz became Chief Financial Officer of the Company on October 1, 2004.

(6)	Mr. Downey became General Counsel and Corporate Secretary of the Company on October 1, 2004.

(7)	Mr. Gorsage began his employment with the Company as President and Chief Executive Officer in May 2004 and resigned his position effective December 5, 2005.

(8)	As a result of Mr. Gorsage’s resignation in December 2005, these options were cancelled on March 5, 2006, in accordance with the terms of his Separation Agreement.

(9)	Salary continuance and other benefits paid to Mr. Gorsage pursuant to his Separation Agreement.

(10)	Represents a guaranteed bonus set forth in Mr. Gorsage’s employment contract.

(11)	Mr. Oresman resigned his position as Chairman of the Board effective May 5, 2005.

(12)	Includes 3,750 options which were cancelled in August 2005, in accordance with the terms of the Stock Option Agreement, as a result of Mr. Oresman’s resignation as Chairman of the Board.

(13)	Salary continuance paid to Mr. Oresman pursuant to his Employment Agreement.

(14)	These options which were cancelled in August 2005, in accordance with the terms of the Stock Option Agreement, as a result of Mr. Oresman’s resignation as Chairman of the Board

Option Grants
The following table sets forth information with respect to individual grants of Company options that were made during 2005 to each of the Named Executive Officers and the potential realizable value of these options assuming five percent and ten percent rates (see footnote (3) to the table) of compound appreciation in the market value of the Company’s Common Stock, as the case may be, over the option term. No stock appreciation rights were granted in 2005.
Option Grants in the Last Year(1)

	Individual Grants(2)						Potential Realizable
	Number of		Percent of				Value at Assumed
	Securities		Total Options				Annual Rates of Stock
	Underlying		Granted to	Exercise			Price Appreciation for
	Options		Employees	Price	Expiration		Option Term(3)
Name	Granted (#)		in Year	($/Sh)	Date		5% ($)	10% ($)
Stephen B. Oresman	3,750	(4)	7%	$22.20	8/05/2005	(4)	52,355	132,679
Stephen B. Oresman	5,000	(5)	10%	$8.60	8/11/2015		27,042	68,531
Michael R. Gorsage	8,125	(6)	16%	$22.20	5/6/2014	(7)	113,437	287,471
Philip J. Downey	2,500	(6)	5%	$22.40	2/8/2015		35,218	89,250
Sandor Grosz	2,500	(6)	5%	$22.40	2/8/2015		35,218	89,250

(1)	With respect to each of the Named Executive Officers, upon a change of control of the Company, the exercisability of these options will automatically be accelerated.

(2)	All grants have been adjusted to reflect the one-for-twenty reverse stock split which became effective October 25, 2005.

(3)	Amounts reflect assumed rates of appreciation set forth in the Securities and Exchange Commission’s executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Company’s Common Stock, and overall stock market conditions. No assurance can be given that the amounts reflected in these columns will be achieved

(4)	As a result of Mr. Oresman’s resignation as Chairman of the Board in May 2005, these options were cancelled in August 2005, in accordance with the terms of the Stock Option Agreement.

(5)	Subject to option provisions regarding termination of directorship, 1/3 of these options will become exercisable on August 11, 2006 and 1/36 of these options will become exercisable on the last day of each calendar month for 24 months thereafter.

(6)	On December 1, 2005, the Compensation Committee of the Board of Directors approved the acceleration of unvested and “out-of-the money” options previously awarded to employees and executive officers for all options with exercise prices greater than $8.34 per share effective December 1, 2005. Accordingly, these options became fully exercisable as of December 1, 2005.

(7)	As a result of Mr. Gorsage’s resignation in December 2005, these options were cancelled on March 5, 2006, in accordance with the terms of his Separation Agreement.

Aggregated Option Exercises in the Last Year
and Year End Option Values

	Shares		Number of Securities		Value of Unexercised
	Acquired		Underlying Unexercised		In-the-Money
	on	Value	Options at Dec. 31, 2005 (#)		Options at Dec. 31, 2005 ($)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Carl F. Dill, Jr.	—	—	5,914	1,111	—	—
Stephen B. Oresman	—	—	4,050	5,000	—	—
Michael R. Gorsage	—	—	25,000	—	—	—
Philip J. Downey	—	—	8,275	—	—	—
Sandor Grosz	—	—	8,875	—	—	—
Agreements with Executive Officers
The Company has entered into an employment agreement with Mr. Carl F. Dill, Jr. to serve as its Acting Chief Executive Officer. The agreement has a term expiring July 31, 2006, but will automatically renew for subsequent one year terms unless either party gives notice of non-renewal at least 30 days prior to the expiration of the then current term. The agreement can be terminated by either party upon notice to the other. If Mr. Dill’s employment is terminated by the Company, he will be entitled to receive his salary and health insurance benefits for a 30 day period following termination, unless Mr. Dill begins employment with another employer during such 30 day period. Mr. Dill’s current annual salary is $258,000.
The Company has entered into an employment agreement with Mr. Sandor Grosz to serve as its Vice President and Chief Financial Officer. The agreement does not have a fixed expiration date and may be terminated by either party on 90 days written notice. If Mr. Grosz’s employment is terminated by the Company, he will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the termination. Also upon such a termination, Mr. Grosz’s options that are not then exercisable will become exercisable. If, following a change in control of the Company, (i) Mr. Grosz’s title, position, duties, salary or benefits are diminished and he resigns within 90 days thereafter, or (ii) his employment with the Company is terminated following his refusal to permanently relocate to any location outside of the metropolitan area in which he then resides, he will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the resignation or termination. Also upon a change in control, Mr. Grosz’s options that are not then exercisable will become exercisable. If Mr. Grosz’s employment with the Company is terminated because of his death or disability, he or his designated beneficiary will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the termination. Mr. Grosz’s current annual salary is $220,000.
The Company has entered into an employment agreement with Mr. Philip J. Downey to serve as its Vice President — General Counsel and Corporate Secretary. The agreement does not have a fixed expiration date and may be terminated by either party on 90 days written notice. If Mr. Downey’s employment is terminated by the Company, he will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the termination. Also upon such a termination, Mr. Downey’s options that are not then exercisable will become exercisable. If, following a change in control of the Company, (i) Mr. Downey’s title, position, duties, salary or benefits are diminished and he resigns within 90 days thereafter, or (ii) his employment with the Company is terminated following his refusal to permanently relocate to any location outside of the metropolitan area in which he then resides, he will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the resignation or termination. Also upon a change in control, Mr. Downey’s options that are not then exercisable will become exercisable. If Mr. Downey’s employment with the Company is terminated because of his death or disability, he or his designated beneficiary will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the termination. Mr. Downey’s current annual salary is $220,000.
The Company entered into a separation agreement with Mr. Michael R. Gorsage on December 5, 2005. Pursuant to this agreement, Mr. Gorsage resigned from his positions as President, Chief Executive Officer and Director of the Company effective December 5, 2005. In connection with the termination of his employment, the Company agreed to pay Mr. Gorsage $420,000 in equal semi-monthly installments over the two-year period following his separation from the Company. During this two-year period, the Company will also provide Mr. Gorsage with the same health insurance coverage that he had as an employee of the Company. Additionally, the Company granted Mr. Gorsage certain benefits and personal property valued at approximately $35,000.
Compensation Committee Interlocks and Insider Participation
Messrs. Caldiero, Purcell, Dill and Ms. Kruger served as members of the Compensation Committee of the Board of Directors in 2005. Mr. Dill resigned as a member of the Compensation Committee upon accepting the position of Acting Chief Executive Officer of the Company on December 5, 2005. No current member of the Compensation Committee is or was an officer or employee of the Company or any of its subsidiaries. In addition, no executive officer of the Company served during 2005 as a director or a member of the compensation committee of any entity that had an executive officer serving as a director of the Company or a member of the Compensation Committee of the Board of Directors.
COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION
Compensation Policies
The Company’s continuing objective is to provide superior sustainable value to its shareholders while providing competitive compensation opportunities that will attract, retain and reward leadership and critical talent. The Company provides all employees with an opportunity to increase annual compensation based on individual and team performance relative to specific criteria and objectives that are aligned with Company success drivers. To do this, the Company places a significant portion of employee compensation at risk with the performance of the

Company, the operating group and the individual. The portion of compensation at risk increases with the position held by the employee.
Executive compensation consists of salary, annual incentive compensation, long-term equity incentive opportunity, general employee benefits and other minor benefits. In determining the executive compensation structure, the Compensation Committee of the Board of Directors (the “Compensation Committee”) considers current Company objectives, market survey data, consultant evaluations and recommendations of the Chief Executive Officer.
Salaries
The Company has a formal salary program with salary grades and salary ranges. Actual salaries reflect responsibility, performance and experience within each grade. Generally, the Company strives to maintain salary range midpoints at the 50th to 75th percentile of market survey data of comparable companies. Salary increases are awarded periodically based on individual performance, when allowed by economic conditions.
Annual Incentive Compensation
In 2005, the Company maintained an Annual Incentive Compensation Plan (“ICP”) that provided an opportunity for its management and other employees to earn annual cash bonuses. Under the 2005 ICP, each employee had a designated target bonus (represented as a percentage of base salary) reflecting the employee’s responsibility level. For 2005, the targets were as follows: 5% — 18% for Analysts, 10% — 23% for Leads, 15% — 28% for Managers and Infrastructure Executives, 15% to 43% for Vice-Presidents, and 30% to 100% for Senior Vice-Presidents and Client Officers, and 50% — 100% for the Chief Executive Officer.
The amount of an employee’s ICP payout for 2005 was tied to the achievement of financial and non-financial indicators of Company success as well as certain qualitative measures. Specific performance metrics differed among employees and were selected and weighted based on their importance to the Company’s strategic objectives and the ability of the employee in question to impact each metric. Performance metrics also included financial benchmarks such as corporate earnings targets, revenue and margin achievements and accounts receivable management and cost controls as well as qualitative benchmarks like client acquisition and retention. Based in part upon the results of a comprehensive compensation survey conducted by an outside firm engaged by the Company during 2001, the Compensation Committee believes that the metrics selected for 2005 were consistent with those used by organizations similar to the Company in either size or industry segment.
Applying the above metrics, the Company paid no 2005 incentive compensation bonuses to employees of the Company.
Stock Incentive Plan
The Company maintains a Stock Incentive Plan that gives employees an equity stake in the financial success of the Company, with grants based on position and responsibility. Certain Company employees receive a stock option grant upon joining the Company. Additional grants may be made annually, generally at the Vice President level and above, when the Compensation

Committee, in consultation with the Chief Executive Officer, deems such grants serve the best interests of the Company. In 2005, 50,254 options were granted to new and existing employees and 336,429 options were forfeited, primarily as a result of employee terminations. As of December 31, 2005, 291,246 options remained available to be awarded under the Stock Incentive Plan.
Chief Executive Officer Compensation
The Board of Directors is responsible for evaluating and setting compensation for the Chief Executive Officer. In doing so, the Board typically considers the compensation of similarly placed executives at other companies, as well as individual and Company performance. Increases or decreases in compensation are awarded periodically based on individual and Company performance. Mr. Dill’s annual salary was set at $258,000 upon his becoming Acting Chief Executive Officer of the Company in December 2005, and has not since changed.
This report was furnished by the members of the Compensation Committee listed below:

Raymond P. Caldiero — Chairman
Paula Kruger
John R. Purcell

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
The following table sets forth information as of March 16, 2006 concerning the beneficial ownership of Common Stock for each director, named executive officer and all directors and executive officers as a group. Unless otherwise noted, the listed persons have sole voting and investment power with respect to the shares held in their names, subject to community property laws if applicable

	Number	% of Total
	of	Outstanding
	Shares(1)	Shares

Director
Raymond P. Caldiero	8,883	*
Carl F. Dill, Jr.	7,608	*
Michael R. Gorsage	5,995	*
Paula Kruger	900	*
Gerald Luterman	6,658	*
Stephen B. Oresman	5,879	*
John R. Purcell	38,650	1.5

Named Executive Officers
Carl F. Dill, Jr.	7,608	*
Philip J. Downey	10,406	*
Sandor Grosz	9,914	*
Stephen B. Oresman	5,879	*
Michael R. Gorsage	5,995	*
All directors and named executive officers as a group (8 persons)(2)	88,898	3.5

*	less than one percent

(1)	Includes shares that may be acquired under options which are currently exercisable or which will be exercisable within 60 days in the following amounts: Mr. Caldiero, 8,633 shares; Mr. Dill, 6,608 shares; Ms. Kruger 900; Mr. Luterman, 6,608 shares; Mr. Oresman, 4,050 shares; Mr. Purcell, 8,900 shares; Mr. Downey 8,275 shares; Mr. Grosz 8,875 shares; and directors and Named Executive Officers as a group, 52,849 shares(2).

(2)	Excludes former Chief Executive Officer and director Michael R. Gorsage.

ADDITIONAL INFORMATION RELATING TO VOTING SECURITIES
The following table is based primarily on a review of reports on Schedule 13G and 13D filed with the SEC prior to March 13, 2006 and sets forth those holders of Common Stock known to the Company to beneficially own more than five percent of the Company’s Common Stock. As of March 16, 2006, there were 2,507,375 shares of the Company’s Common Stock outstanding.

	Number of
Name and Address	Shares		Percent
of Beneficial Owner	Owned		of Class
State of Wisconsin Investment Board
P.O. Box 7842
Madison, WI 53707	387,150	(1)	15.4%

Lloyd I. Miller, III
4550 Gordon Drive
Naples, FL 34102	219,497	(2)	8.8%

FMR Corp.
82 Devonshire Street
Boston, MA 02109	184,375	(3)	7.4%

Charter Consulting, Inc.
One IBM Plaza
330 North Wabash Ave.
Suite 3100
Chicago , Illinois 60611	151,025	(4)	6.0%

Michael T. Tokarz
287 Bowman
Purchase, NY 10577	145,667	(5)	5.8%

(1)	Based on the most recent report on Schedule 13G, filed on February 10, 2006, the State of Wisconsin Investment Board represented that it has sole voting power and sole dispositive power with respect to 387,150 shares.

(2)	Based on the most recent report on Schedule 13G, filed on February 9, 2006, Lloyd I. Miller, III represented that has he has (i) sole voting power and dispositive power with respect to 46,557 shares as the general partner of a limited partnership and as an individual and (ii) shared voting and dispositive power with respect to 172,940 shares as an investment advisor of certain family trusts.

(3)	Based on the most recent report on Schedule 13G, filed on February 14, 2006, FMR Corp., Edward C. Johnson, 3d, and members of the family of Edward C. Johnson 3d, through their control of Fidelity Management & Research Company and certain voting trusts related thereto, represented that each of them has sole dispositive power with respect to 184,375 shares.

(4)	On March 15, 2006, the Company acquired the business of Charter Consulting, Inc (“Charter”). In connection with the transaction, the Company issued 151,025 shares to Charter. Charter has sole voting and dispositive power with respect to all of these shares.

(5)	Based on the most recent report on Schedule 13G, filed on February 9, 2006, Mr. Tokarz represented that he has sole voting power and dispositive power with respect to 143,942 shares and shared voting and dispositive power with respect to 1,725 shares.

SECURITIES AUTHORIZED FOR ISSUANCE
UNDER EQUITY COMPENSATION PLANS
The following table sets forth information as of December 31, 2005 concerning securities that are authorized under the Company’s equity compensation plans.

	(a)		(c)
	Number of		Number of securities
	securities to be	(b)	remaining available for
	issued upon	Weighted-average	future issuance under
	exercise of	exercise price of	equity compensation
	outstanding	outstanding	plans (excluding
	options, warrants	options, warrants	securities reflected in
Plan Category	and rights	and rights	column (a))
Equity compensation plans approved by security holders	353,907	$24.07	291,246
Equity compensation plans not approved by security holders	44,091 (1)	$53.72	0

Total	397,998	$27.36	291,246

(1)	Consists of 33,473 shares subject to options assumed by the Company in connection with its acquisition of Zamba Corporation and 10,618 shares subject to warrants assumed by the Company in connection with that acquisition.

PERFORMANCE GRAPH
The following graph compares the Company’s cumulative total stockholder return with the Nasdaq Stock Market® (U.S.) Index and Russell 2000 Index for the period December 31, 2000 through December 31, 2005, representing the Company’s last five full years. The comparison is based on the assumption that $100 was invested on December 31, 2000 in each of the Company’s Common Stock, the Nasdaq Stock Market U.S. Index and the Russell 2000 Index.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG TECHNOLOGY SOLUTIONS COMPANY,
THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE RUSSELL 2000 INDEX
* $100 invested on 12/31/00 is stock or index-including reinvestment of dividends.
Fiscal year ending December 31.

STOCKHOLDER PROPOSALS
In order for a stockholder proposal or nomination to be properly presented at the Company’s 2007 Annual Meeting of Stockholders (the “2007 Annual Meeting”), the stockholder proponent must comply with the relevant notice requirements contained in the Company’s By-Laws. These requirements relate to both the timing and content of the notice. To be timely, a stockholder proposal or nomination intended to be brought before the 2007 Annual Meeting must be received by the Company on or after January 11, 2007 and on or prior to February 10, 2007. All proposals and nominations should be directed to the Secretary of the Company.
In addition, any stockholder proposal that is intended to be included in the Company’s Proxy Statement for the 2007 Annual Meeting must comply with certain rules and regulations promulgated by the Securities and Exchange Commission. The deadline for submitting any such proposal to the Company for inclusion in its Proxy Statement for the 2007 Annual Meeting is January 11, 2007.
If a stockholder proposal is properly presented at the 2007 Annual Meeting in accordance with the requirements described above and is not included as an agenda item in the Company’s Proxy Statement for that meeting, the designated proxy holders will be permitted to exercise discretionary voting authority with respect to that proposal if, in the Proxy Statement, the Company advises stockholders of the nature of the proposal and how the proxy holders intend to vote. Nevertheless, the proxy holders will not have discretionary voting authority if the stockholder proponent satisfies certain requirements of the Securities and Exchange Commission, including the mailing of a separate proxy statement to stockholders.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10 percent of a registered class of the Company’s equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting Persons are required by the Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of such reports and written representations from certain Reporting Persons, the Company has determined that all Reporting Persons complied with all filing requirements applicable to them in 2005 except that director Raymond Caldiero filed three Form 4s late in 2005.
ANNUAL REPORT TO STOCKHOLDERS
A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, without exhibits, accompanies this Proxy Statement. Financial inquiries should be directed to Sandor Grosz, Vice President and Chief Financial Officer, Technology Solutions Company, 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601. Telephone (312) 228-4500.

OTHER BUSINESS
The Board of Directors knows of no other matters to be presented at the Annual Meeting, but if any other matters should properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote on such matters in accordance with their best judgment.
OTHER INFORMATION
STOCK LISTING
The Nasdaq Stock Market®
STOCK SYMBOL
TSCC
TRANSFER AGENT AND REGISTRAR
Mellon Investor Services
200 West Monroe, Suite 1590
Chicago, IL 60606
INDEPENDENT AUDITORS
Grant Thornton LLP
Chicago, IL

Exhibit A
AMENDED AND RESTATED
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
February 9, 2004
I.	GENERAL.
a.	The primary purpose of the Audit Committee is to assist the Board of Directors (the “Board”) of Technology Solutions Company (the “Company”) in fulfilling its oversight responsibilities with respect to the Company’s financial reporting process, system of internal controls, accounting practices and audit process.

b.	The Board recognizes that while the Audit Committee has been given certain duties and responsibilities pursuant to this Charter, the Audit Committee is not responsible for guaranteeing the accuracy of the Company’s financial statements or the quality of the Company’s accounting practices. The fundamental responsibility for the Company’s financial statements and disclosures rests with management and the Company’s external auditor (the “Independent Auditor”). The Board also recognizes that meeting the responsibilities of an Audit Committee in a dynamic business environment requires a degree of flexibility. Accordingly, the procedures outlined in this Charter are meant to serve as guidelines rather than inflexible rules, and the Audit Committee is encouraged to adopt such different or additional procedures as it deems necessary from time to time.
II.	COMPOSITION AND EXPERTISE.
a.	The Audit Committee shall be composed solely of directors of the Company, each of whom shall satisfy all applicable requirements for audit committee service, including requirements with respect to independence and financial literacy imposed by the Sarbanes-Oxley Act of 2002 (the “SOX Act”), the Securities Exchange Act of 1934 (the “Exchange Act”) or the Nasdaq Stock Market (“Nasdaq”), provided that the Board may elect to take advantage of any exception from such requirements provided in the SOX Act, the Exchange Act, the Nasdaq rules or any other applicable source of law. One member of the Audit Committee shall be a “financial expert,” as such term is defined by the Securities and Exchange Commission (the “SEC”). The Audit Committee shall have at least three members. Determinations as to whether a particular director satisfies the requirements for membership on the Audit Committee shall be made by the Board.

b.	The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall have been duly elected and qualified or until their resignation or removal. Unless a Chair is designated by the full Board, the members of the Audit Committee may elect a Chair by majority vote.
III.	MEETINGS.
a.	The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities, but in any case, not less than four times a year. The Committee will meet at such times as determined by its chairperson or as requested by any two of its members. The Committee may meet by telephone or video conference and may take action by written consent.

b.	Each member of the Committee shall have one vote. One-third of the members, but not less than two, shall constitute a quorum. The Committee shall be authorized to take any permitted action only by the affirmative vote of a majority of the Committee members present at any meeting at which a quorum is present, or by the unanimous written consent of all of the Committee members.

c.	The Committee shall maintain copies of minutes of each meeting of the Committee, and each written consent to action taken without a meeting, reflecting the actions so authorized or taken by the Committee. A copy of the minutes of each meeting and all consents shall be placed in the Company’s minute book.
IV.	EXTERNAL ADVISORS. The Committee shall have sole authority to obtain, at the Company’s expense, but at funding levels determined by the Committee, advice and assistance from independent counsel and other advisors, as it deems necessary to carry out its duties. The Committee shall also have authority to obtain advice and assistance from any officer or employee of the Company.

V.	DUTIES AND RESPONSIBILITIES. The Audit Committee shall:
a.	Documents/Reports Review.
i.	Review the adequacy of this Charter at least annually and at such other intervals as the Audit Committee or the Board determines.

ii.	Discuss the annual audited financial statements and quarterly financial statements with management and the Independent Auditor. The Committee shall make a recommendation to the Board as to whether the annual audited financial statements should be included in the Company’s Annual Report on Form 10-K.

iii.	Review reports to management prepared by the Independent Auditor or Internal Audit, as the case may be, and responses to the same by management.

iv.	Periodically review the Company’s Principles and Policies of Business Conduct and Code of Ethics.

b.	Independent Auditor.
i.	Be responsible for the appointment, compensation and oversight of the Independent Auditor. The Audit Committee shall also be responsible for the resolution of disagreements between management and the Independent Auditor regarding financial reporting. The Independent Auditor shall report directly to the Audit Committee. The Committee shall be responsible for monitoring the independence of the Independent Auditor.

ii.	Pre-approve all auditing and non-audit services to be provided to the Company by the Independent Auditor, subject to any exceptions provided in the SOX Act. The Committee may delegate to one or more of its members the authority to grant such pre-approvals, provided that any such decision of such member or members must be presented to the full Committee at its next scheduled meeting.

iii.	Obtain and review annually, prior to the completion of the Independent Auditor’s annual audit of the Company’s year-end financial statements (the “Annual Audit”), a report from the Independent Auditor, describing (a) all critical accounting policies and practices to be used in the Annual Audit, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Auditor, and (c) other material written communications between the Independent Auditor and management, such as any management letter or schedule of unadjusted differences. Discuss with the Independent Auditor any material issues raised in such report.

iv.	Review and discuss with the Independent Auditor all significant relationships that the auditor and its affiliates have with the Company and its affiliates in order to determine the auditor’s independence. The Audit Committee shall: (a) request, receive and review, on a periodic basis, a formal written statement from the Independent Auditor delineating all relationships between the Company and the Independent Auditor that may reasonably be thought to bear on the independence of the Independent Auditor with respect to the Company; (b) discuss with the Independent Auditor any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor; and (c) take, or recommend that the full Board take, appropriate action regarding the independence of the Independent Auditor.

v.	Review and evaluate the lead audit partner of the Independent Auditor and assure the regular rotation of the lead audit partner, the concurring partner and other audit partners engaged in the Annual Audit, to the extent required by law.

vi.	Obtain assurance from the Independent Auditor that the audit was conducted in a manner consistent with Section 10A of the Exchange Act.
c.	Financial Reporting Process.
i.	Review the financial reporting processes and audit controls, both internal and external, based on consultation with the Independent Auditor and management.

ii.	Discuss with the Independent Auditor the Independent Auditor’s judgment about the quality, not just the acceptability, of the accounting principles applied in the Company’s financial reporting.

iii.	Discuss with the Independent Auditor the Independent Auditor’s judgment about the competence, performance and cooperation of the Company’s and management.

iv.	Discuss with management their views as to the competence, performance and independence of the Independent Auditor.

v.	Consider and, if appropriate, recommend to the Board significant changes to auditing and accounting principles and practices as suggested by the Independent Auditor, or management.
d.	Process Improvement.
i.	Review reports to the Audit Committee by each of management and the Independent Auditor regarding any significant judgments made in management’s preparation of financial statements and the view of each as to the appropriateness of such judgments.

ii.	Review with each of management and the Independent Auditor any problems or difficulties encountered during the course of each audit and management’s response.

iii.	Review any significant disagreement among management and the Independent Auditor in connection with the preparation of the financial statements.

iv.	Review with the Independent Auditor and management the extent to which changes or improvements in financial or accounting practices and internal controls, as approved by the Audit Committee, have been implemented.
e.	Other.
i.	Be responsible for the review and approval of all related-party transactions, as such term is defined by the rules of the Nasdaq and the

Securities and Exchange Commission. No related-party transaction may be entered into unless and until it has been approved by the Committee.

ii.	Annually prepare a report to shareholders as required by the Securities and Exchange Commission.

iii.	Obtain, at the Company’s expense, advice and assistance from outside legal, accounting or other advisers of the Audit Committee’s choosing.

iv.	Establish at the beginning of the year a schedule for the Committee’s meeting during the course of the year and the fixed agenda items for the scheduled meetings.

v.	Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

vi.	Report regularly to the Board, both with respect to the activities of the Committee generally and with respect to any issues that arise regarding the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Independent Auditor or the performance of Internal Audit.

vii.	Review the audit efforts of the Independent Auditor and the operations of the Company’s quality assurance committee (“QA Committee”).

viii.	Nominate the Compliance Officer for the approval of the Board and to be directly available to meet with the Compliance Officer.

ix.	Provide an open avenue of communication among the Independent Auditor, financial and senior management, and the Board.

x.	Keep a record of the acts and proceedings of the Audit Committee and report thereon to the Board periodically or whenever requested to do so.

xi.	Review with the Company’s counsel, compliance with legal and regulatory requirements and any legal matter that could have a significant impact on the Company’s financial statements.

xii.	Obtain reports from management and review with the Company’s chief legal officer, or appropriate delegates, the Company’s compliance with legal and regulatory requirements.

xiii.	In discharging its oversight role, the Audit Committee may investigate any matter brought to its attention, and shall have full access to all books,

records, facilities and personnel of the Company and the power to retain outside counsel, or other experts.

xiv.	Perform such other activities, consistent with this Charter, the Company’s Articles of Incorporation, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

PROXY
TECHNOLOGY SOLUTIONS COMPANY
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 11, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned stockholder of Technology Solutions Company (the “Company”) does hereby acknowledge receipt of Notice of said Annual Meeting and the accompanying Proxy Statement, and does hereby constitute and appoint Carl F. Dill, Jr. and Philip J. Downey, or either of them, with full power of substitution, to vote all shares of stock of the Company that the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Annual Meeting of Stockholders of the Company to be held on May 11, 2006 at 8:15 a.m., CDT, at the Company’s offices located at 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601, and at any adjournment thereof, as indicated on the reverse side.
(Please date and sign on reverse side)

s FOLD AND DETACH HERE s

This Proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted for all of the nominees listed in Proposal 1 and in favor of the ratification set forth in Proposal 2.

1. The election of Directors:	2. Proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2006.		3. As such proxies may in their discretion determine upon such other matters as may properly come before the meeting or any adjournment thereof.

INSTRUCTIONS: To withhold authority to vote for any nominee, strike the nominee’s name.	INSTRUCTIONS: Please mark appropriate box ☑:
Nominees:
	FOR:	☐
Raymond P. Caldiero
Carl F. Dill, Jr.
Paula Kruger	AGAINST:	☐
Gerald Luterman
John R. Purcell
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU ON THIS CARD. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES LISTED IN PROPOSAL 1 AND IN FAVOR OF THE RATIFICATION SET FORTH IN PROPOSAL 2. IF OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED ON THOSE MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE NAMED PROXIES.
You are urged to mark, sign, date and return your proxy without delay in the return envelope provided for that purpose, which requires no postage if mailed in the United States.
When signing the proxy, please take care to have the signature conform to the stockholder’s name as it appears on this side of the proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing. Corporations and partnerships should sign in their full corporate or partnership names by a duly authorized person.

Dated:	, 2006	Signature

Signature if held jointly

s FOLD AND DETACH HERE s